Exhibit 99.2

Revolutionizing Commercial Vehicle Electrification January 2021

Disclaimer This presentation (together with oral statements made in connection herewith, the “ Presentation ”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “ Business Combination ”) between ArcLight Clean Transition Corp. (“ ArcLight ”) and Proterra Inc. (“ Proterra ” or the “ Company ”). By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, reproduce, disclose or use such information for any purpose other than for the purpose of your firm’s participation in the potential financing, that you will not distribute, reproduce, disclosure or use such information in any way detrimental to Proterra or Arclight, and that you will return to Arclight and Proterra, delete or destroy this Presentation upon request. Further, by accepting this Presentation, the recipient agrees to maintain all such information in strict confidence, including in strict accordance with any other contractual obligations applicable to the recipient and all applicable laws. You are also being advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. The information contained herein does not purport to be all - inclusive and none of ArcLight, the Company or Morgan Stanley & Co. LLC, Barclays Capital, Inc., and BofA Securities, Inc. (the “ Placement Agents ”) nor any of their respective subsidiaries, stockholders, shareholders, affiliates, representatives, control persons, partners, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation (including, without limitation, the Placement Agents or any of their respective affiliates or control persons, officers, directors and employees) in making its investment or decision to invest in the Company. To the fullest extent permitted by law, in no circumstances will ArcLight, the Company, or any of their respective subsidiaries, stockholders, shareholders, affiliates, representatives, control persons, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company, the potential financing or the Business Combination. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Use of Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions; neither the Company, ArcLight, the Placement Agents nor their representatives or affiliates assumes any responsibility for updating this Presentation based on facts learned following its use. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source and none of ArcLight, the Company or the Placement Agents, nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Forward - Looking Statements Certain statements in this Presentation may be considered forward - looking statements. Forward - looking statements generally relate to future events or ArcLight’s or the Company’s future financial or other performance metrics. For example (and without limitation), statements concerning the following include forward - looking statements: summary financial forecast; projections of operating performance, revenues, gross margin, expenses, capital expenditures, total cost of goods sold, gross (loss) profit; estimates and projections regarding future manufacturing capacity; projections and estimates of market opportunity and market share; future profitability; the Company’s business plan; market acceptance of the Company’s offerings, the Company’s ability to further attract, retain, and expand its customer base; the Company’s ability to timely and effectively scale its production and manufacturing processes; the Company’s ability to develop new products and services and bring them to market in a timely manner; the Company’s expectations concerning relationships with strategic partners, suppliers, and other third parties; the Company’s ability to maintain, protect, and enhance its intellectual property; future acquisitions, ventures or investments in companies or products, services, or technologies; the Company’s ability to attract and retain qualified employees; continuation of favorable regulations and government incentives affecting the markets in which the Company operates; the proceeds of the Business Combination and the Company’s expected cash runway; and the potential effects of the Business Combination on Arclight and the Company. In some cases, you can identify forward - looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and the Company and its management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in ArcLight’s final prospectus relating to its initial public offering, dated September 22, 2020, and other filings with the Securities and Exchange Commission (SEC), as well as factors associated with companies, such as the Company, that are engaged in commercial electric vehicle technology, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; macroeconomic conditions related to the global COVID - 19 pandemic; trends with respect to government funding for public transit; the willingness of corporate and other public transportation providers to adopt and fund the purchase of electric vehicles for mass transit; expected adoption of electrification technologies for commercial vehicles; the size and growth of the market for alternative energy vehicles in general and medium - and heavy - duty electric vehicles, including transit buses and other commercial vehicles, in particular; the effects of increased competition; the ability to stay in compliance with laws and regulations that currently apply or become applicable to the commercial electric vehicle technology business and government contractors; the failure to realize the anticipated benefits of the Business Combination; the amount of redemption requests made by ArcLight’s public stockholders; the ability of the issuer that results from the Business Combination to issue equity or equity - linked securities or obtain debt financing in connection with the Business Combination or in the future. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither ArcLight nor the Company undertakes any duty to update these forward - looking statements. Use of Projections This Presentation contains projected financial information with respect to Proterra. Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. I N T R O D U C T I O N 2 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

Disclaimer (Cont’d) Use of Projections (Cont’d) Neither ArcLight’s nor the Company’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. In preparing and making certain forward - looking statements contained in this presentation, Proterra and ArcLight made a number of economic, market and operational assumptions. Notably, statements regarding the Company’s 2025 vision, and summary financial forecast are, without limitation, subject to material assumptions regarding the Company’s ability to economically manufacture and distribute its products at scale and meet its customers’ business needs, the Company’s ability to successfully execute its growth strategy, the Company’s ability to maintain required strategic supply arrangements, rates of adoption of battery electric vehicles by customers in the markets in which the Company operates, and continuation of favorable regulations and government incentives affecting the markets in which the Company operates. The Company cautions that its assumptions may not materialize and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. Additional Information In connection with the proposed Business Combination, ArcLight intends to file with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement/prospectus of ArcLight, and after the registration statement is declared effective, ArcLight will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. ArcLight’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, ArcLight and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of ArcLight as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ArcLight Clean Transition Corp., 200 Clarendon Street, 55th Floor, Boston, MA 02116. Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgated under the Securities Act of 1933, as amended (the “ Securities Act ”). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the registration statement to be filed by ArcLight and Proterra with the SEC. Participants in the Solicitation ArcLight, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from ArcLight’s shareholders with respect to the proposed Business Combination. A list of the names of ArcLight’s directors and executive officers and a description of their interests in ArcLight is contained in ArcLight’s final prospectus relating to its initial public offering, dated September 22, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to ArcLight Clean Transition Corp., 200 Clarendon Street, 55th Floor, Boston, MA 02116. Additional information regarding the interests of the participants in the solicitation of proxies from ArcLight’s shareholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available. No Offer or Solicitation This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “ Securities ”) will not be registered under the Securities Act, and will be offered as a private placement to a limited number of “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or institutional “accredited investors” (within the meaning of Rule 501(a) under the Securities Act) and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither the Company nor ArcLight is making an offer of the Securities in any state where the offer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. Trademarks and Trade Names Proterra and ArcLight own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with the Company or ArcLight, or an endorsement or sponsorship by or of the Company or ArcLight. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company or ArcLight will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Summary of Contracts Insofar as this Presentation contains summaries of existing agreements and documents, such summaries are qualified in their entirety by reference to the agreements and documents being summarized. No Obligation This Presentation does not create any obligation on the part of either the Company, ArcLight or the recipient to enter into any further agreement or arrangement. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of the Company, ArcLight or the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed transaction contemplated herein. I N T R O D U C T I O N 3 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

I N T R O D U C T I O N Significant TAM Profitable Growth Financial Profile Differentiated Technology Real - Wo rld Validation Our Mission Advancing Electric Vehicle Technology to Deliver the World’s Best Performing Commercial Vehicles Innovation DNA 4 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

INTRODUCTION

Proterra and ArcLight Combination to Create Publicly Listed, Commercial Electric Vehicle Technology Leader

Proterra Team



Jack Allen
Chairman and Chief Executive Officer
NAVISTAR valspar



Amy Ard
Chief Financial Officer
AMG PCC pwc



Dustin Grace
Chief Technology Officer
TESLA HONDA



Aaron Chew
VP, Investor Relations
TESLA SolarCity

ArcLight Clean Transition Team



Jake Erhard
President, Chief Executive Officer and Director
ARCLIGHT Schroders



Marco Gatti
Chief Financial Officer
ARCLIGHT WARBURG PINCUS

Transaction Overview

- Proterra to combine with ArcLight Clean Transition Corp. ("ArcLight"), a publicly listed special purpose acquisition company with ~$278MM cash currently held in trust and a focus on leading companies enabling the transition to a sustainable future
- Jake Erhard from ArcLight to join Proterra Board, adding substantial experience in transportation logistics, power and fueling infrastructure, and a focus on accelerating Proterra Energy business unit
- Transaction reflects a $1.6Bn enterprise value for Proterra
  - Proterra to receive ~$648MM cash at closing based on the $415MM committed PIPE and current cash in trust levels
  - Proceeds will be used to continue to fund R&D and capex investments in next-generation battery program to unlock commercial vehicle powertrain parity
  - Existing Proterra shareholders to roll 100% of their stakes, expected to own ~69% of the pro forma company at closing
- Pro forma company well-positioned and well-capitalized
  - $2.4Bn pro forma equity value [1]
  - $1.6Bn pro forma enterprise value
    - 3.6x 2022E revenue of $439MM
    - 0.6x 2025E revenue of $2,566MM
- Strong balance sheet with ~$852MM of cash at close [2]

1. Amounts presented on this slide assume (1) there are no redemptions from the trust account, (2) the holders of Proterra's 2020 Convertible Notes receive 30.3MM shares for the conversion in full of $200MM principal amount of their notes (interest calculations and conversion of same not included) and (3) $24MM of other liabilities. If not voluntarily converted at the time of the Closing of the business combination, the 2020 Convertible Notes will convert if Proterra's common stock price exceeds ~$9.89 per share for 20 consecutive trading days after at least six months following the closing of the business combination. Amounts also exclude (1) outstanding out-of-the-money equity awards and outstanding unvested equity awards rolling over in the transaction and (2) the impact of any equity awards issued at or after the closing of the business combination
2. Assumes Proterra receives $648MM of cash at closing

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

5

INTRODUCTION

PROTERRA

ArcLight Clean Transition Corp. Overview

Positioned to Help Proterra Accelerate Commercial Vehicle Electrification

Top-Tier Leadership



Daniel Revers
Chairman and Founder, ArcLight Capital Partners



Arno Harris
Director



Audrey Lee
Director



Steven Berkenfeld
Director



Brian Goncher
Director

ArcLight Clean Transition Corp. Overview

- ArcLight Clean Transition Corp. is a SPAC listed on the Nasdaq Capital Market that priced its IPO on September 22, 2020
- ArcLight management team and board of directors bring significant experience in:
  - ✓ Transportation logistics
  - ✓ Renewable infrastructure
  - ✓ Power networks
  - ✓ Batteries
  - ✓ Electric vehicles
- Sponsored by an affiliate of ArcLight Capital Partners, a leading private equity firm focused on power and energy infrastructure, and partnered with CAMS, a leading provider of operational and asset management services for infrastructure assets

ArcLight's Due Diligence on Proterra

- ArcLight Clean Transition Corp. due diligence on Proterra includes:
  - ✓ In-depth strategy reviews of the company's strategy across each business unit
  - ✓ Discussions with key customers
  - ✓ Multiple site visits to the Burlingame and Los Angeles factories
  - ✓ Independent review of Proterra's battery technology by The Battery Lab

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

6

Proterra Overview 7 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION Who We Are P R O T E R R A

PROTERRA OVERVIEW

PROTERRA

Track Record of Enabling Commercial Vehicle Electrification

1	Integrated Technology Ecosystem	PROTERRA POWERED	PROTERRA TRANSIT	PROTERRA ENERGY FLEET SOLUTIONS	
2	Proven, Real-World Validation	~16MM Real-World Service Miles	1,000+ Vehicles [1]	50%+ Electric Transit Bus Market Share [2]	54MW Charging Installations
3	Significant Addressable Market Today	~$260Bn+ Global Commercial Electric Vehicle Market [3]	~85% Decline in Electric Battery Costs [4]	~40% Lower Vehicle Operating Costs [5]	100% Zero Emissions by 2050 15 State Targets [6]
4	Strategic Partnerships with Near-Term Deliveries	DAIMLER	VANHOOL	BUSTECH	optimal
5	Real Revenue, Rapid Growth, Clear Visibility	$193MM '20E Revenue	68% '20E-'25E Revenue CAGR	$750MM+ Orders and Backlog [7]	25% '25E Gross Margin
6	Premier Strategic and Financial Investors	Constellation. An Exelon Company; EDISON INTERNATIONAL	DAIMLER; BMW i Ventures	FRANKLIN TEMPLETON INVESTMENTS; COWEN	generation; KPCB KLEINER PERKINS CAUFIELD BYERS

1. Over 550 vehicles on the road and over 450 vehicles in backlog as of September 2020
2. 2012-2019 Proterra electric transit bus market share in North America; refer to Index on page 52 for additional information
3. Includes commercial vehicles and charging; refer to Index on page 52 for additional information
4. From 2010 to 2019; refer to Index on page 52 for additional information
5. Versus diesel; refer to Index on page 52 for additional information
6. Medium-duty and heavy-duty truck market; refer to Index on page 52 for additional information
7. As of September 2020; represents Proterra Transit backlog and Proterra Powered orders signed and under advanced negotiation

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

8

Unique Portfolio of Solutions Self - Reinforcing Model P R O T E R R A O V E R V I E W 9 Our Businesses What We Do What We Deliver Who We Serve Why We Win Leading electric powertrains Commercial vehicle OEMs x Superior performance, lower cost North America’s #1 electric transit bus OEM Transit agencies x Purpose - built vehicle platform Fleet - level chargers and energy management Commercial vehicle and transit fleet owners x Turnkey suite of hardware and software solutions Integrated Technology Ecosystem: Strong Network Effect January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

PROTERRA OVERVIEW

PROTERRA

Massive Commercial Vehicle Market Primed for Electrification

$260 Billion Total Addressable Market Opportunity

Ideal Characteristics…

- Large Fleets
- Cost-Driven Decisions
  - High Mileage
  - Low Fuel Economy
  - Maintenance Intensive
- Predictable Routes

…Increasing Demand for Sustainable Solutions…

Governments: 15 states targeting **100% zero-emission** medium-duty and heavy-duty trucks by 2050 [1]

Communities: **~70% of consumers** have changed their behavior out of concern for climate change [2]

Companies: **World's largest logistics players** are targeting to electrify their fleets

…and Increasingly Compelling TCO

~85% — **Decline** in electric battery costs since 2010 [3]

~40% — **Lower** electric vehicle operating cost vs. diesel [4]

1. Refer to Index on page 52 for additional information
2. Refer to Index on page 52 for additional information
3. From 2010 to 2019; refer to Index on page 52 for additional information
4. Versus diesel; refer to Index on page 52 for additional information

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

10

PROTERRA OVERVIEW

PROTERRA

Proterra Has Overcome Key Obstacles to Electrification

Obstacle	What We Do Isn't Easy
Cost	✓ Highly competitive total cost of ownership
Performance	✓ Best-in-class battery system enables greater range and weight loads
Safety	✓ State-of-the-art testing, certification, and compliance programs
Quality	✓ ~16MM real world miles, long lifespan of 4,000+ cycles, and low maintenance
Charging	✓ End-to-end solutions with 54 MW installed at 450+ charge points
Scale	✓ Over a decade of experience with ~350k sq. ft. of advanced manufacturing capacity

Integrated Platform Enabling Commercial Vehicle Electrification

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

11

PROTERRA OVERVIEW

PROTERRA

Innovation DNA Meets Manufacturing Expertise

Advanced R&D, 81 Patents, and Manufacturing Capabilities **In-Place and At-Scale**

Established Footprint in Technology and Manufacturing Hubs

	Product	Year Opened	Max. Annual Capacity
 Los Angeles, CA	Battery	2020	675 MWh
	Bus	2017	280 Vehicles
 Burlingame, CA	Battery	2017	345 MWh
 Greenville, SC	Bus	2011	400 Vehicles

Demonstrated Ability to Efficiently Scale Capacity


BATTERY MANUFACTURING

Los Angeles Battery Factory Case Study

- ✓ **Rapid Deployment:** Built in under 12 months
- ✓ **Cost Effective:** Sub-$20MM invested, 50K sq. ft. per GWh
- ✓ **Automated:** ~50% labor cost reduction
- ✓ **Replicable:** Template for co-location at customer sites

Since 2017 | **86% Reduction** in Battery Unit Cost | **55% Reduction** in Labor and Overhead [1]

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

1. Unit costs

12

PROTERRA OVERVIEW

PROTERRA

Producing the Vehicles of Tomorrow, **Today**

Other Mobility Technology Players:
PowerPoints and Prototypes



ARRIVAL

Prototypes



NIKOLA

Prototypes



CANOO

Prototypes



HYLIION

Early Stage Deployments

Proterra:
Proven Products on the Road

PROTERRA

Going to School In Virginia



Commuting in San Francisco



Going to a Park in New York



Touring the Ski Slopes In Jackson Hole


START BUS

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

13

PROTERRA OVERVIEW

PROTERRA

Proterra is Miles Ahead of the Competition

Proterra has a Distinct First-Mover Advantage

	PROTERRA	ARRIVAL	HYLIION	NIKOLA	ROMEO
Multi-Million Real-World Miles	✓ 16MM	✗	✗	✗	✗
Revenue (2020E)	$193MM	✗	Minimal	✗	$11MM
Production Track Record	✓ ~10 Years	✗	✗	✗	✓
Manufacturing Capacity [1]	✓	✗	✗	✗	✓
Full Charging Solution [1]	✓	✗	✗	✗	✗

Highly Valuable Learning Curve Advantage

- Field Data
- Technology Development
- Safety, Testing and Compliance
- Manufacturing Experience
- Customer Relationships
- Brand Credibility
- Incremental Units Sold

Significant Time and Enormous Capital Investment Required for Competitors to Catch-Up...**and Proterra is Moving Forward**

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

1. Status as of 1/1/2021
Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

14

PROTERRA OVERVIEW

PROTERRA

Integrated Technology Ecosystem

Complete, Purpose-Built Technology Platform





Heavy-Duty Battery Pack

High energy density, low-cost, ruggedized



Vehicle Integration

End-to-end powertrain integration

PROTERRA APEX

Apex Software

Full-service fleet management platform



High Efficiency Drivetrains

5x efficiency of diesel

Best-in-class acceleration



Energy Solutions

Fully-integrated charging solutions



Future Vehicle-to-Grid

Integrated utility-scale power ecosystem

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

15

PROTERRA OVERVIEW

PROTERRA POWERED | PROTERRA TRANSIT | PROTERRA ENERGY FLEET SOLUTIONS

PROTERRA

Proterra Well-Positioned for ~$260 Billion TAM

~$225 Billion

Global Commercial Vehicle Market [1]

~4.4 Million

Vehicles [1]

PROTERRA POWERED


optimal
BUSTECH
VANHOOL
DAIMLER
DAIMLER
PROTERRA TRANSIT
Current Proterra Customers

~$37 Billion

Global Commercial Vehicle Charging Investment [2]

40 TWh

Annual Energy Need by 2030+ [2]

PROTERRA ENERGY FLEET SOLUTIONS

1. Estimated 2023 addressable market and number of vehicles for long-haul, medium-duty, construction / mining and buses; refer to Index on page 52 for additional information
2. Estimated 2030 addressable market and energy need excluding passenger cars; refer to Index on page 52 for additional information

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

16

PROTERRA OVERVIEW

Proterra Powered: Tailored Approach Through Partnership Model

Proven Partnerships with Industry Leaders

Business Model	Offering Provided to OEMs			Existing Customers and Applications				
	Battery System	High Voltage Systems and Controls	Drivetrain					
End-to-End Powertrain Partnership	✓	✓	✓	TRANSIT	 Transit Bus	DAIMLER	 School Bus	Manufacturer of 1 of 3 school buses on the road today [1]
Energy System Integration Partnership	✓	✓		BUSTECH	 Transit Bus	DAIMLER	 Stepvan	North America's leading class 6-8 vocational brand
Battery Partnership	✓			optimal	 Shuttle Bus	VANHOOL	 Coach Bus	Coach and bus leader with 10k+ on the road today [1]

Established Partnerships Serve a Target Segment Market Opportunity of ~175,000 Annual Vehicles [2]

1. Statistic specific to North America only
2. Annual vehicles across North American transit, school bus, shuttle bus, coach bus, step van and non-North American transit; refer to Index on page 52 for additional information

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

17

PROTERRA OVERVIEW
PROTERRA POWERED | TRANSIT | ENERGY
PROTERRA

Proterra Powered: Daimler Strategic Partnership

World's Largest Commercial Vehicle Manufacturer is a Customer and Investor

DAIMLER

Seven Iconic Commercial Vehicle Brands Under One Roof

Thomas Built Buses | Mercedes-Benz | Freightliner | FUSO | Western Star | BharatBenz | Setra

- World's largest commercial vehicle manufacturer with unmatched global scale
- ~$50 billion in annual revenue and ~520,000 annual vehicles sold [1]

Meaningful Shareholder and Senior Executive Commitment

- In September 2018, Daimler Trucks & Buses co-led investment in Proterra
- Anchor investor in the current $415MM PIPE



Jochen Goetz
Head of Finance & Controlling, Daimler Trucks & Buses
Proterra Director

Sizable, Existing Commercial Agreements

Freightliner Custom Chassis



- ✓ Deliveries expected to begin in 2021
- ✓ Existing Industry Fleet in U.S.: 300,000+ vehicles [2]

Thomas Built Buses



- ✓ In production since 2Q 2020
- ✓ Existing Industry Fleet in U.S.: 480,000+ vehicles [3]

1. Fiscal Year 2019
2. Refer to Index on page 52 for additional information
3. Refer to Index on page 52 for additional information

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION
18

PROTERRA OVERVIEW
PROTERRA POWERED | PROTERRA TRANSIT | PROTERRA ENERGY
PROTERRA

Proterra Transit: North America's #1 Electric Transit Bus OEM

Clear Leadership in Flagship Validation Market with **50%+ Market Share**[1]


LONGEST RANGE
BATTERY ELECTRIC
PROTERRA
PROTERRA
ZX5
5th GENERATION | CLEAN & QUIET

Purpose-Built Electric Transit Bus Technology Platform

Proven Validation
- 50% Market Share
- 16 Million Real-World Service Miles
- 10+ Year Vehicle Service Track Record
- Successfully Completed 8 Altoona Tests

Superior Performance
- Long Range
- High Fuel Efficiency
- Fastest Acceleration
- Greatest Horsepower

Significant Savings
- Low Operating Costs
- High Uptime
- Zero Tailpipe Emissions

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

1. 2012-2019 Proterra electric transit bus market share in North America; refer to Index on page 52 for additional information

19

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION P R O T E R R A O V E R V I E W 20 1. Refer to Index on page 52 for additional information 2. Reflects seven North American city and state mandates (California, NYC, Toronto, Chicago, Seattle, Minneapolis and Miami); refer to Index on page 52 for additional information 3. NFI Group’s active North American transit bus bid universe; refer to Index on page 52 for additional information Proterra Customer Proterra Transit: North American Bus Market is Rapidly Electrifying 50% 2% 2017 2018 2019 2020 2021 2022 2023 2024 2025 25K+ North American Buses Must be 100% Zero Emission by 2040 2 Zero Emission Buses Now 26% of Active Bid Universe 3 130+ Communities in 43 States and Provinces Choose Proterra Projected to be 50% Electrified by 2025 1 Proterra’s Customers Operate Over 30% of the N.A. Transit Bus Fleet 4 % of Total North American Bus Market (Annual Sales) $ 400MM Cumulative Sales 450+ Vehicles in Backlog 550+ Vehicles on the Road 4. Refer to Index on page 52 for additional information Note: Refer to Disclaimer on pages 2 and 3 regarding forward - looking statements and use of projections

PROTERRA OVERVIEW

PROTERRA POWERED | PROTERRA TRANSIT | PROTERRA ENERGY FLEET SOLUTIONS

PROTERRA

Proterra Energy: Enabling the Electrification of Commercial Vehicles

$37Bn of Annual Investment Expected in Global Charging Infrastructure by the End of the Decade [1]







Charging is Key to Electrify Commercial Vehicle Fleets…

High Power Needs
- **Hundreds of vehicles per depot**, each requiring 75 – 300 kW of charging power
- **Peak power of up to ~30 MW per depot,** multiples of typical interconnection

Continuous Service
- Commercial vehicles operate every day, with consistently high charging needs
- **99%+ uptime is expected,** reliability is a must even with untrained operators

Operational Constraints
- Must conform to existing high-density fleet yard layouts
- Must seamlessly integrate into normal-course operations

…and Represents a Large, Underserved Market

Fleet Depots
- **Over 1.4MM vehicles** managed by US fleet operators [2]
- **Focus:** lowering TCO across vehicles and chargers

En-Route Top-Ups
- **Over 300,000 truck parking spaces** across the U.S. [3]
- **Focus:** integration with existing infrastructure

Destination Charging
- **Over 250,000 warehouses** in the U.S. [4]
- **Focus:** integration of charging with logistical activities

Significant Market Opportunity Requiring a Multidisciplinary Approach

1. Refer to Index on page 52 for additional information
2. Refer to Index on page 52 for additional information
3. Refer to Index on page 52 for additional information
4. Refer to Index on page 52 for additional information

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

21

PROTERRA OVERVIEW

PROTERRA POWERED | PROTERRA TRANSIT | PROTERRA ENERGY

PROTERRA

Proterra Energy: Integrated Fleet Charging Solutions

54 MW of Charging Infrastructure Installed at 450+ Charge Points Across North America


PROTERRA

Engineered Planning → **Energy Sourcing** → **Storage / Resiliency** → **Charging Infrastructure** → **Energy Management** → **Reuse / Recycling**

Engineered Planning / Energy Sourcing

- Fleet modeling & planning
- Utility interface
- Turnkey infrastructure installation
- Project management
- EaaS financing & battery leasing

Storage / Resiliency / Charging Infrastructure

- High density behind-the-fence solutions
- Medium voltage interface
- Energy storage integration capability
- Exclusive partnership with:

POWER ELECTRONICS®

Energy Management

- In-house developed SaaS platform
- Fleet monitoring
- V2G DERMS integration

PROTERRA® APEX™

Reuse / Recycling

- 2nd life battery fleet expansion
- Actively working on recycling with reputable industry leaders

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

22

PROTERRA OVERVIEW

PROTERRA POWERED | PROTERRA TRANSIT | PROTERRA ENERGY

PROTERRA

Customer Perspective: Proterra Delivers Fully Integrated Solutions

ETS Edmonton Transit System

Electric Bus, Charging Infrastructure and Charge Management Software


Edmonton Transit Service

Deployment

- **Proterra Transit:** 40 electric transit buses
- **Proterra Powered:** 660 kWh batteries and DuoPower drivetrains
- **Proterra Energy:** 4.3 MW of charging hardware



Customer Highlights

- ✓ **Fully integrated** charging solutions
- ✓ First-of-its-kind depot layout and software control systems
- ✓ Optimizes scheduling while **lowering demand charges**

Dominion Energy

Batteries, Drivetrains, Vehicle Controls, and V2G Services



Deployment

- **Proterra Powered:** End-to-end electric powertrains for 50 Thomas-built school buses
- **Proterra Powered:** 220 kWh batteries, drivetrains and vehicle controls
- **Proterra Energy:** Charging infrastructure and V2G services


PROTERRA
PROTERRA

Customer Highlights

- ✓ Dominion Energy is seeking state approval for additional **1,000+** electric school buses over next 5 years
- ✓ Bus batteries utilized as **grid resource**
- ✓ Provides backup power, stabilization and load shifting

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

23

PROTERRA OVERVIEW

PROTERRA

Public Company-Ready Leadership Team and Board

Leadership Team

Jack Allen Chief Executive Officer	NAVISTAR	valspar
Amy Ard Chief Financial Officer	AMG, PCC Precision Castparts Corp.	pwc
Dustin Grace Chief Technology Officer	TESLA	HONDA
Josh Ensign Chief Operating Officer	TESLA	Honeywell
JoAnn Covington Chief Legal Officer	EA	rocketfuel
Gareth Joyce President, Proterra Powered & Energy	DELTA	Mercedes-Benz
Rick Huibregtse Sr. VP, Engineering	Remy	DELPHI
John Walsh Sr. VP of Sales	REV Vehicles for life	Davey Coach

Board of Directors

Jack Allen Chairman	NAVISTAR	valspar
Ryan Popple Co-Founder & Executive Director	TESLA	KPCB
Jake Erhard Director Nominee	ARCLIGHT	Schroders
Jennifer Granholm Director	State of Michigan	CNN
Jochen Goetz Director	DAIMLER	
Constance Skidmore Director	pwc	
Mike Smith Director	Constellation	
Brook Porter Director	G2VP	KPCB
Jeannine Sargent Director	flex	oerlikon

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

24

Proterra Technology 25 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION Why We Win P R O T E R R A

PROTERRA TECHNOLOGY

PROTERRA

Proterra's Innovation DNA





Deep and Diversified Engineering Expertise

- Core engineering team has deep automotive battery engineering experience and dedication to first-principles engineering
- Expertise across multiple engineering disciplines: mechanical, electrical, chemical, software

Strong Professional Backgrounds with Industry Leaders

TESLA HONDA BOSCH GM Bloomenergy

Premier and Innovative Product Development DNA



81 Patents Across Our Integrated Technology Ecosystem [1]

1. As of December 2020, key patent families are: Battery Configuration and Energy Management, Powertrain and Vehicle Controls, Charging Interface and Methods, Composite Body and Vehicle Design, and Vehicle Controls

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

26

PROTERRA TECHNOLOGY

PROTERRA

Battery System: Vertically Integrated Development and Manufacturing

Enhances Performance and Lowers Cost

World-Class Cell Supply

3rd Party



Cells

Small Format Cylindrical Cells

- Long-term supply contract: ~2 GWh secured through '22
- In-house cycle testing, safety testing, modeling, and algorithm development
- Plan to co-invest in cell manufacturing capacity

Deep Vertical Integration Approach

Engineered, Validated and Manufactured by Proterra in California



Module

Highly Integrated Thermal and Structural Architecture

- Liquid cooled module beams make-up entirety of internal pack structure
- Capable of impact energy absorption
- Cell fusing & interconnection made via high-speed fiber laser processing



Battery Pack

Flexible Battery Management System

- Functional safety certified (ISO 26262) battery management system developed with strategic partner
- Flexible software and hardware architecture enables up to 1200 V strings
- Patented thermal event mitigation
- Ruggedized enclosure



Energy System

Seamless Software Integration

- Internally-developed software, vehicle control unit, charge controller, and telemetry gateway
- Advanced system enables seamless integration of batteries and powertrains into partner vehicles
- Capable of over-the-air software flash updates

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

27

PROTERRA TECHNOLOGY

Battery System: Modular and Scalable for Many Commercial Vehicle Segments

Multiple Widths and Heights


H
SERIES
S
SERIES

Scalable Lengths



Stackable



Configurable Voltage

	Voltage Options
Module	• 17V / 25V / 35V / 50V
Battery Pack	• Up to 1200V • Up to 16 parallel strings

Versatile Design Elements Can Enable Applications Across Commercial Vehicle Market


KWh
113
1,000
Battery System
Vehicle

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

28

PROTERRA TECHNOLOGY

PROTERRA

Battery System: State-of-the-Art Technology

Designed to Excel in Medium and Heavy-Duty Vehicle Applications

Proterra Battery Core Attributes	Real-World Customer Benefit
Intelligent Battery Management System	✓ **Hundreds of sensors delivering continuous monitoring and diagnostics**
Gravimetric Energy Density	✓ **Extended range, higher cargo / occupant capacity, and increased vehicle efficiency**
Volumetric Energy Density	✓ **Minimizes battery space requirements with packaging designed for safety**
Ruggedized, Commercial Grade Enclosure	✓ **Ballistic-grade materials designed to withstand the toughest conditions over vehicle lifecycle**
Functional Safety Certified	✓ **Redundant sensing and processing designed to ensure safe and reliable operation**
Resiliency to Cell Defects and Failures	✓ **Long life span, intrinsically resistant to cell propagation**
Multi-Layered Passive and Active Safety Systems	✓ **State-of-the-art testing, certification & compliance programs**


PROTERRA
POWERED

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION
29

PROTERRA TECHNOLOGY

PROTERRA

Battery System: Continuous Research and Development Excellence

Next Generation Battery Targeting Commercial Vehicle Powertrain Cost Parity by Mid-Decade

Confidential

Next Generation
- Significant Increase in **Scale to 5+ GWh**
- Pursue Investment in **Dedicated Domestic Cell Capacity**
- Continued **Module Design Enhancement**
- Deepening of **Vertical Integration of Electrical Components**
- **25%+** estimated cost reduction

2022

5th Generation



- **10%** increase in **Energy Density**
- **Vertical Integration** of Sub-Components
- **Greater Scale** and Continued **Learning Curve**
- **20%+** estimated cost reduction

2021

4th Generation



- Higher **Energy Density 2170 Cells**
- Flexible **Module Platform (7 Variants)**
- **20%+** estimated cost reduction

2017

3rd Generation



- **First to Market** with NCM 811 18650 Cells
- New Core **Single Module Architecture**
- Ramp of **Team Testing, and Integration**

Battery Program Guiding Principles
- Increase Energy Density
- Lower Costs
- Further Advance Safety Leadership

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

30

PROTERRA TECHNOLOGY

PROTERRA

Best-in-Class Integrated Drivetrains: Proven, Advanced Performance

Purpose-Built to Optimize Torque and Efficiency

Industry-Leading Drivetrain Capabilities

- ✓ **Longest range** with **5x the efficiency** and **2x the acceleration** of a diesel bus
- ✓ **Designed to outperform** direct-drive systems in all conditions
- ✓ Dedicated team performs **system integration, software & controls, testing & validation**
- ✓ **Next generation drivetrain unlocks** new commercial vehicles

Portfolio Serves Multiple Commercial Vehicle Applications

Technology		Transmission	Wheel Torque	Continuous Power
Proterra DuoPower eAxle		Dual 2-Speed	22,000 Nm	370 kW
Next Generation *(In Development)*	Confidential	4-Speed	25,400 Nm	200 kW
Proterra ProDrive		2-Speed	19,700 Nm	180 kW

Proterra is Well-Positioned with a Strong Portfolio of Multi-Speed Drivetrain Solutions

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

31

PROTERRA TECHNOLOGY

PROTERRA

Energy Solutions: Integrated Charging Applications for Fleets of All Sizes

Universal

Using Industry-Standard Connections

Open Source Communications Protocol

Intelligent

Smart-Charging Capable

V2G Bi-directional Power Flow

Remote

PCS Can Be Up to 500 Feet from Dispenser

Microgrid Ready

Scalable & Adaptable

Wall, Ceiling or Pedestal Installations

Telematics Enabled


PROTERRA
PROTERRA
PROTERRA

	Overnight Charger		Automatic Charger		Fleet Charger	Fleet Battery
Unit Size	75 kW	150 kW	250 kW	500 kW	1.5 MW	1.5 MW
Configuration	Up to 4 vehicles		Up to 2 vehicles		Scalable up to 40 vehicles	1st life or 2nd life
Status	In Production					In Development

Fleet Charger Minimizes Footprint and **Lowers Cost to the Customer**

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

32

PROTERRA TECHNOLOGY

PROTERRA

Apex Software: Optimizes Fleet Ownership and Operation

Monitoring & Analytics


Speed (mph)
Cabin Temp
Miles & kWh Used / Remaining
Actual Duration
Est Remaining Duration
Bus Status
Charger Status

Control


ESS Control
Bus Charging
CHARGING DATA

Real Time Monitoring	Historical Data & Analysis	Vehicle-to-Grid	Smart Charging	Over-the-Air Updates
Diagnostics & Analytics	Carbon Credit Management	Site Energy Management	Fleet Management	

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

33

PROTERRA TECHNOLOGY

PROTERRA

Vehicle-to-Grid Platform: Can Unlock New Revenue Opportunities



Mobile Energy Storage

PROTERRA POWERED

Vehicle Data
(kWh, miles, SOH)

Bi-Directional
Power Flow (DC)

PROTERRA APEX

CLOUD ENERGY MANAGEMENT

Charge Session Metrics

Command Charge/Discharge



Bi-Directional Charger

PROTERRA ENERGY FLEET SOLUTIONS

Initial Deployments in 2021

Dominion Energy
Beverly, Massachusetts

Command & Schedule
Charge Session Metrics

Bi-Directional
Power Flow (AC)

Distributed Energy Resource Management System

Electrical Grid

ENERGY PROVIDER

Data

Energy

Proterra Vehicle-to-Grid Applications Can Transform Electric Vehicles Into **Utility Grid Assets** and **Lower TCO**

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

34

Proterra Financials 35 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION How We Grow P R O T E R R A

Real Revenue, Rapid Growth, Clear Visibility P R O T E R R A F I N A N C I A L S Strong revenue growth with expanding market opportunity 36 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION 1. Large, near - term backlog creates financial performance visibility 2. Clear pathway to profitable growth 3. Transaction use of proceeds to accelerate growth strategy 4.

P R O T E R R A F I N A N C I A L S 37 123 181 193 246 838 439 1,449 2,566 2 0 1 8 A 2 0 1 9 A 2 0 2 0 E 2 0 2 1 E 2 0 2 2 E 2 0 2 3 E 2 0 2 4 E 2 0 2 5 E CAGR ‘20E – ‘25E 1 1 4% Proterra Powered & Energy 3 9 % Pro t e rr a Transit Tota l 68% $ M M R e v e nu e Commercial Vehicle Electrification Drives Substantial Revenue Growth Note: Refer to Disclaimer on pages 2 and 3 regarding forward - looking statements and use of projections $750MM+ of Orders and Backlog Creates Near - Term Financial Performance Visibility 1 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION 1. As of September 2020; represents Proterra Transit backlog and Proterra Powered orders signed and under advanced negotiation

PROTERRA FINANCIALS

PROTERRA

Gross Margin Positive Today with Proven Ability to Expand Margins

~26% Gross Margin Expansion in Under Three Years [1]...

86% reduction in battery cost / kWh

55% reduction in labor and overhead [2]

47% reduction in freight cost per bus

Proven Ability to Reduce Costs

...with Roadmap to ~25% Gross Margins at Scale


4%
+18%
+24%
(21%)
25%
Gross Margin 2020 YTD
Manufacturing Efficiency
Bill of Materials
Price Reduction, Market Expansion
Gross Margin 2025E

Redesign

- Battery pack
- Drive train

Resource / Renegotiate

- Cells
- Vertical integration (non-cell battery components, harnesses)

Design for Manufacturability

- Automation of battery module and pack line
- Modularized design of products

1. Proterra cost reductions since 2017
2. Unit costs

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

38

( - ) R&D (35) (44) (48) (50) (53) (56) ( - ) SG&A (54) (63) (66) (74) (82) (88) EBIT ($81) ($96) ($59) $6 $154 $499 Margin % NM NM NM 1% 11% 19% (+) D&A 15 15 19 27 35 40 EBITDA ($66) ($82) ($40) $33 $190 $539 Margin % NM NM NM 4% 13% 21% Free Cash Flow Build EBITDA ($66) ($82) ($40) $33 $190 $539 Fiscal Year Ended December 31, $MM 2020E 2021E 2022E 2023E 2024E 2025E Income Statement Items x 68% Revenue CAGR 1 Transit 153 189 279 492 640 784 Powered & Energy 40 57 160 346 809 1,782 Total Proterra Revenue $193 $246 $439 $838 $1,449 $2,566 Growth % 6% 27% 79% 91% 73% 77% x 25% Gross Margins at Scale ( - ) Cost of Goods Sold (185) (235) (384) (708) (1,159) (1,924) Gross Profit $8 $11 $55 $130 $290 $642 Margin % 4% 4% 13% 16% 20% 25% x Significant Operating Leverage x Attractive 20%+ EBITDA Margins x Capital Efficiency, Disciplined Investment ( - ) Capex (18) (20) (60) (110) (55) (40) ( - ) Increases in WC (12) (18) (50) (75) (80) (109) x Ramping Cash Flow Generation Free Cash Flow ($95) ($120) ($151) ($152) $55 $390 Attractive and Credible Long Term Financial Model P R O T E R R A F I N A N C I A L S 1. 2020E – 2025E CAGR Note: Refer to Disclaimer on pages 2 and 3 regarding forward - looking statements and use of projections 39 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

PROTERRA FINANCIALS

PROTERRA

Use of Proceeds Expands Proterra's Moat and Accelerates Growth

Investments in Next-Generation Battery Program Target Powertrain Parity

Strategic Priorities	Projected Use of Proceeds	
Research & Development	$200MM – $300MM	• Continue to optimize battery performance and costs • Further develop drivetrain platform • Fortify software and energy-as-a-service offerings
Capital Investments: Growth Capex	$150MM – $225MM	• Expand battery capacity to 5+ GWh • Broaden vertical integration • Co-locate factories at customers' sites
Capital Investments: Domestic Cell Capacity Co-Investment	$100MM – $120MM	• Guarantee cell supply • Lower cell prices • Access to next-generation cell technology

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

Note: Refer to Disclaimer on pages 2 and 3 regarding forward-looking statements and use of projections

40

41 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION Clean, Quiet Transportation for All

Transaction Summary 42 P R O T E R R A January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

Sources ArcLight Cash in Trust Committed PIPE Stock Consideration to Existing Shareholders ArcLight Founder Shares $M M $278 415 1,64 6 62 Enterprise Value $ 1, 6 00 2022E Revenue 439 EV / 2022E Revenue 3.6x Equity Value $ 2 , 4 01 51 ( 2 0 4) ( 6 4 8) T R A N S A C T I O N S U M M A R Y Detailed Transaction Overview $415 Million PIPE Key Transaction Terms Illustrative Pro Forma Valuation • Proterra and ArcLight entered into a business combination agreement on January 12, 2021 Share Price at Closing $10.00 Pro Forma Shares Outstanding (MM) 240.1 Debt & Other Liabilities (Q3'20E) 1 Existing Cash (Q3'20E) Plus: Cash to Balance Sheet 43 Pro Forma Ownership @ $10.00 / Share Illustrative Sources and Uses Total Sources $ 2, 4 01 Shares (MM) % $M M Uses $M M ArcLight Public Shareholders 27.8 11.6% $278 Cash to Balance Sheet $648 ArcLight Founder Shares 6.2 2.6% 62 Stock Consideration to Existing Shareholders 1,6 46 PIPE Investor Shares 41.5 17.3% 415 Illustrative Fees & Expenses 45 Existing Proterra Shareholders 1 164.6 68.6% 1 , 6 46 ArcLight Founder Shares 62 Total 240.1 100.0% $ 2, 4 01 Total Uses $ 2, 4 01 • ArcLight currently has $278MM in cash held in trust account • $1.6Bn pro forma enterprise value with strong balance sheet − 3.6x 2022E Revenue of $439MM • Earn - out of 2% of total shares outstanding at close issued to existing Proterra shareholders at illustrative pro forma share prices of $15.00 and an additional 2.5% at $20.00, $25.00 and $30.00 (or upon a change of control transaction at that valuation) • 10% of ArcLight founder shares withheld at close subject to earn - out at $15.00 per share 1. Amounts presented on this slide assume (1) there are no redemptions from the trust account, (2) the holders of Proterra’s 2020 Convertible Notes receive 30.3MM shares for the conversion in full of $200MM principal amount of their notes (interest calculations and conversion of same not included) and (3) $24MM of other liabilities. If not voluntarily converted at the time of the Closing of the business combination, the 2020 Convertible Notes will convert if Proterra’s common stock price exceeds ~$9.89 per share for 20 consecutive trading days after at least six months following the closing of the business combination. Amounts also exclude (1) outstanding out - of - the - money equity awards and outstanding unvested equity awards rolling over in the transaction and (2) the impact of any equity awards issued at or after the closing of the business combination Note: Refer to Disclaimer on pages 2 and 3 regarding forward - looking statements and use of projections January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

TRANSACTION SUMMARY

Differentiated Financial Profile Supports Attractive Valuation

Favorable Comparisons vs. Broad Peer Landscape

PROTERRA

- ✓ Integrated Technology Ecosystem
- ✓ Real Revenue Today
- ✓ Higher Growth
- ✓ Scaling Margins
- ✓ Risk-Adjusted Projections
- ✓ Compelling Valuation

Publicly-Traded Mobility Technology Leaders	Mobility Technology SPAC Transactions
TESLA, CATL, BYD, BALLARD, WORKHORSE, EVE 亿纬锂能, NIO, PLUG POWER, SAMSUNG SDI	ARRIVAL, CANOO, chargepoint, HYLIION, LORDSTOWN, THE LION ELECTRIC CO, NIKOLA, ROMEO POWER TECHNOLOGY, XLFleet
• Established players in the broader mobility technology space, with a focus on the electric vehicle ecosystem • Leading OEMs, suppliers, and energy technology solution providers • High-growth, profitable financial profiles	• Recent mobility technology SPAC transactions most focused on the commercial vehicle electrification trend • Disruptive growth business and financial profiles

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

44

13% 27% 27% 25% 24% 23% 21% 19% 16% 13% 16% 25% 51% 82% 40% 39% 37% 37% 35% 20% 19% NM 68% T R A N S A C T I O N S U M M A R Y Operational Benchmarking vs. Publicly - Traded Mobility Technology Leaders Revenue Growth Higher Growth, Scaling Margins… 2020E – 2022E CAGR (%) 1 Gross Margin 2022E (%) 1 P ee r Median: 20% 23% ’22E ’23E ’24E ’25E Peer M ed ian : 37% Source: Capital IQ, Company materials 1. Market data and Refinitiv median estimates from Capital IQ as of January 8, 2021 Note: Refer to Disclaimer on pages 2 and 3 regarding forward - looking statements and use of projections 45 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION ’20E - ’20E - ’22E ’25E

6.5x 16.2x 13.5x 13.0x 3.7x 3.3x 3.6x 62.8x 54.5x 43.8x 36.1x 29.2x 21.2x 12.8x 17.0x 10.0x 10.3x 9.9x 3.1x 2.9x T R A N S A C T I O N S U M M A R Y Valuation Benchmarking vs. Publicly - Traded Mobility Technology Leaders Enterprise Value / Revenue …at an Attractive Valuation 2021E / 2022E (x) ’ 21 E Peer Median : 16 . 2 x ’22E Peer Median: 10.3x 2021E 1 2022E 1 ’21E ’22E Source: Capital IQ, Company materials 1. Market data and Refinitiv median estimates from Capital IQ as of January 8, 2021 Note: Refer to Disclaimer on pages 2 and 3 regarding forward - looking statements and use of projections 46 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION

193 135 29 21 11 0 0 0 0 0 1 2020E / 2021E ($MM) 246 198 150 204 120 118 75 140 8 1.6 5.4 2.4 3.3 1.5 1.8 1.0 1.1 1.0 1.1 16.0 12.3 6.7 4.1 3.1 3.0 2.7 2.3 2.2 T R A N S A C T I O N S U M M A R Y January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION 47 Especially Given Proterra’s Revenue Scale Today vs. Low / No Revenue Businesses Lowest Enterprise Value Favorable Valuation vs. Mobility Technology SPAC Transactions Transaction Value / Current Trading ($Bn) Highest Revenue T r ansac ti o n Median: 1 . 5 Source: Company materials, Capital IQ 1. At announcement 2. Market data and Refinitiv median estimates from Capital IQ as of January 8, 2021; for those companies that have not yet completed the deSPAC process, enterprise value calculated using market capitalization (equal to pro forma shares outstanding times SPAC’s current share price) plus net debt as disclosed in transaction announcement materials 3 2020E M ed ian : 1 2021E M ed ian : 120 C u rr e n t T r ading M ed ian : 3 . 1 Transaction Value 1 Current Trading 2 2020E Revenue 1 3. ChargePoint approximate calendar year (actual fiscal year ends January 31 st ) Note: Refer to Disclaimer on pages 2 and 3 regarding forward - looking statements and use of projections 2021E Revenue 1

68% 61% 65% 58% 85% 147% 172% 178% 185% 234% Mobility Technology SPAC Transactions 274% T R A N S A C T I O N S U M M A R Y 48 Revenue Growth Benchmarking High - Growth Technology Reference Peers and Mobility Technology SPAC Transactions Conservative, Risk - Adjusted Projections… Revenue Growth CAGR (%) 1 2 ’15 - ’19 L ithiu m - I o n Batteries Source: Company materials 1. Revenue growth CAGR calculated using the base year and the last year from each respective company’s transaction announcement presentation; final year revenue based on 2024E for Arrival, Nikola, XL Fleet, Hyliion, Lion Electric, and Lordstown, 2025E for Proterra and Romeo Power, and 2026E for ChargePoint and Canoo SPAC M ed ian : 172% R e fe r e n c e Median: 63% Base Year: ’20E ’20E ’22E 103% ’ 21E ’ 22E ’ 20E ’ 21E ’ 20E ’ 20E ’ 22E January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION High - Growth Technology Reference Peers 2. ChargePoint approximate calendar year (actual fiscal year ends January 31 st ) Note: Refer to Disclaimer on pages 2 and 3 regarding forward - looking statements and use of projections Proterra’s Projected Growth In - Line with Similar High - Growth Technology Precedents ’13 - ’18 Passenger Electric Vehicles

3.6x 6.9x 11.1x 5.3x 3.9x 5.6x 3.2x 2.3x 2.4x 0.6x 35.5x 27.4x 15.9x 9.6x 9.3x 6.4x 6.1x 5.6x 1.7x T R A N S A C T I O N S U M M A R Y 49 Valuation Benchmarking vs. Mobility Technology SPAC Transactions Enterprise Value / 2022E Revenue …Yet Attractive Valuation Relative to Current Trading Levels At Announcement / Current Trading (x) Source: Capital IQ, Company materials 1. Market data and Refinitiv median estimates from Capital IQ as of January 8, 2021; for those companies that have not yet completed the deSPAC process, enterprise value calculated using market capitalization (equal to pro forma shares outstanding times SPAC’s current share price) plus net debt as disclosed in transaction announcement materials; all use at announcement 2022E revenue except Nikola 2. ChargePoint approximate calendar year (actual fiscal year ends January 31st) January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION At Announcement Current Trading 1 An n o un c e m e n t Median: 3. Nikola current trading multiple based on 2022E Refinitiv median estimate revenue Note: Refer to Disclaimer on pages 2 and 3 regarding forward - looking statements and use of projections 3 . 9 x C u rr e n t T r ading M ed ian : 9.3x 2 3

4 .3 3.9 4.3 1.6 T R A N S A C T I O N S U M M A R Y 50 Compelling Valuation Across a Range of Comparisons January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION Implied Enterprise Value $Bn 4 .7 Publicly - Traded Mobility Technology Leaders 9.8 – 10.8x EV / 2022E Revenue Mobility Technology SPAC Transactions 1 8.8 – 9.8x EV / 2022E Revenue (Current Trading) Proterra Valuation Source: Capital IQ, Company materials 1. Includes ChargePoint, Nikola, Arrival, Canoo, Hyliion, XL Fleet, Romeo, Lion Electric and Lordstown Note: Refer to Disclaimer on pages 2 and 3 regarding forward - looking statements and use of projections 61% Di s c o u n t 65% Di s c o u n t

Ind e x 51 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION P R O T E R R A

I N D E X Index of Sources Page 8 2. Source: Federal Transit Administration's 2019 Annual Database Revenue Vehicle Inventory; share of electric buses ≥35 - ft 3. Based on $225Bn Global Commercial Vehicle Market and $37Bn Global Commercial Vehicle Charging Investment (see page 16 notes) 4. Source: BloombergNEF “Battery Pack Prices Fall As Market Ramps Up With Market Average At $156/kWh In 2019” (December 2019); The percentage decline discussed in this footnote is expressed in real dollars 5. Source: Goldman Sachs “Outlook for Alternative Powertrain Technologies in Global Truck Markets” (October 2020) 6. Source: California Air Resources Board “15 states and the District of Columbia join forces to accelerate bus and truck electrification” (July 2020 Press Release) Page 10 1. Source: California Air Resources Board “15 states and the District of Columbia join forces to accelerate bus and truck electrification” (July 2020 Press Release) 2. Source: Ipsos “Climate Change and Consumer Behavior” (December 2019); survey of 23k adults across 28 countries 3. Source: BloombergNEF “Battery Pack Prices Fall As Market Ramps Up With Market Average At $156/kWh In 2019” (December 2019); The percentage decline discussed in this footnote is expressed in real dollars 4. Source: Goldman Sachs “Outlook for Alternative Powertrain Technologies in Global Truck Markets” (October 2020) Page 16 1. Total Addressable Market is based on management estimates of the assumed price of an electric powertrain, and the number of vehicles per the following sources: LMC, “Global Commercial Vehicle Forecast World Query – MHCV”, Q3 2020; Freedonia, “Global Buses Industry Study 6th Edition”, June 2019; Frost & Sullivan, “Global Electric Bus Market Opportunity Analysis, 2017 – 2025”, December 2018; Frost & Sullivan, “Global Earth Moving, Construction and Mining Equipment Market, Forecast to 2026”, December 2017. Bloomberg NEF, “Charging Infrastructure Forecast Model (CIFM)”, August 27, 2020. Estimates in 2023 are based on battery and drivetrain for all segments except North American transit, which includes assumed vehicle price 2. Source: BloombergNEF “Electric Vehicle Outlook 2020” Charging Infrastructure Forecast Model (August 2020) Page 17 2. Source: Freedonia, “Global Buses Industry Study 6th Edition”, June 2019 (School bus, Coach bus, Non - North America transit bus numbers); Frost & Sullivan, “Global Electric Bus Market Opportunity Analysis, 2017 – 2025”, December 2018 (North America transit numbers); BUSRide “The Small & Midsize Bus Market in 2018 – Round Table” (October 2018) (North America shuttlebus numbers); Propane Education & Resource Council’s Chief Business Development Officer Tucker Perkins quoted in LPGas Magazine “Industry Partners in place for propane to penetrate step - van market” (October 2014) (North America step van numbers) 52 January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION Page 21 Page 18 2. Source: Propane Education & Resource Council’s Chief Business Development Officer Tucker Perkins quoted in LPGas Magazine “Industry Partners in place for propane to penetrate step - van market” (October 2014) 3. Source: American School Bus Council (December 2020) Page 19 1. Source: Federal Transit Administration's 2019 Annual Database Revenue Vehicle Inventory; share of electric buses ≥35 - ft Page 20 1. Source: Frost & Sullivan “Global Electric Bus Market Opportunity Analysis, 2017 - 2025” (December 2018) 2. Source: California Air Resources Board “California transitioning to all - electric public bus fleet by 2040” (December 14, 2018), the City of Chicago Resolution R2019 - 157, King County, "Metro is transitioning to a zero - emissions bus fleet” (August 2019), Miami - Dade County Board of County Commissioners Resolution R - 1034 - 18, Minnesota Metropolitan Council Transportation Committee “Bus Fleet Strategy” (December 10, 2018). Coalition for Clean Transportation, MTA 2020 - 2024 MTA Capital Program (September 2019), Toronto Transit Commission “TTC Green Initiatives” (December 2020), and Yale Environment 360, Yale School of the Environment (December 14, 2018) 3. Source: NFI Group Company Materials (3Q 2020); represents NFI Group’s North America transit bus active bid universe 4. Source: Total North American Bus Fleet size reached through the addition of the United States total bus fleet size of 66,116 (American Public Transportation Association “2019 Public Transportation Fact Book,” (2019)) to the Canadian total bus fleet size of 18,604 (Motor Carrier Passenger Council of Canada, “Labor Market Report 2019: Business and Financial” (2019) 1. Source: BloombergNEF “Electric Vehicle Outlook 2020” Charging Infrastructure Forecast Model (August 2020) 2. Source: FleetOwner “FleetOwner 500 Top Private Fleets” (April 15, 2019) 3. Source: US. Department of Transportation Federal Highway Administration, Office of Freight Management and Operations "Jason’s Law Truck Parking Survey Results and Comparative Analysis“ (April 2015) 4. Source: Wonder “US Warehouses and Distribution Hubs” (March 14, 2020)

January 2021 – CONFIDENTIAL / NOT FOR DISTRIBUTION